UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 28, 2021

BITNILE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NILE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 27, 2021, BitNile Holdings, Inc., a Delaware corporation (the “Company”) and its wholly owned subsidiary, Gresham Worldwide, Inc., a Delaware corporation (“Gresham”) entered into a Share Exchange Agreement (the “Agreement”) with Giga-tronics Incorporated, a California corporation (“GIGA”).

Pursuant to the Agreement, GIGA will acquire all of the outstanding shares of capital stock of Gresham in exchange for (i) issuing to the Company 2,920,085 shares of GIGA’s common stock (“GIGA Common Stock”) and 514.8 shares of a new series of preferred stock (“GIGA Preferred Stock”) which are convertible into an aggregate of 3,960,043 shares of GIGA Common Stock, subject to adjustment, and (ii) the assumption of Gresham’s equity awards representing, on an as-assumed basis, 249,875 shares of GIGA’s restricted shares of common stock (the “Exchange Transaction”). Completion of the Exchange Transaction is subject to the approval of GIGA’s shareholders and other customary closing conditions.

Immediately following the completion of the Exchange Transaction, Gresham will be a wholly-owned subsidiary of GIGA. Outstanding shares of GIGA Common Stock will remain outstanding and unaffected upon completion of the Exchange Transaction, as will outstanding warrants and options to purchase GIGA Common Stock. GIGA Common Stock will continue to be registered under the Securities Exchange Act of 1934, as amended, immediately following the Exchange Transaction.

In addition, the Agreement provides that, the Company shall loan to GIGA $4.25 million pursuant to a convertible promissory note (“Closing Date Loan”) upon the closing of the Exchange Transaction (the “Closing”), and following the Closing, GIGA will repurchase or redeem all of its shares of Series B, Series C, Series D and Series E preferred stock currently outstanding (the “Outstanding Preferred”).

Assuming the repurchase of the Outstanding Preferred and based upon 2,725,010 shares of GIGA Common Stock currently outstanding, following the issuance to the Company of the shares of GIGA Common Stock and GIGA Preferred Stock pursuant to the Exchange Transaction, the Company would hold approximately 68% of the outstanding voting power and capital stock of GIGA, and existing holders of GIGA Common Stock would hold approximately 32%.

In addition to seeking shareholder approval for the Exchange Transaction, GIGA has also agreed to seek shareholder approval to (1) increase the number of shares of GIGA Common Stock authorized to be issued to 100 million shares of GIGA Common Stock, (2) to complete a reverse split of GIGA Common Stock and (3) to reincorporate from California corporation to Delaware.

Underwritten Public Offering

The Agreement further provides that following the Exchange Transaction, GIGA will pursue an underwritten public offering of $25 million of GIGA Common Stock. The Company has agreed to purchase up to $10 million of GIGA Common Stock in the offering, which amount includes the $4.25 million Closing Date Loan to be issued in accordance with the Agreement.

Governance and Management

In accordance with the terms set forth in the Agreement, upon the completion of the Exchange Transaction, the GIGA Board shall be comprised of seven directors, four of whom shall be designated by the Company and three of whom shall be current directors of GIGA designated by GIGA.

The parties have agreed that upon the Closing, GIGA’s Chief Executive Officer shall be Jonathan Read, who is currently Gresham’s Chief Executive Officer; GIGA’s Chief Operating Officer shall be Timothy Long, who is currently the Gresham’s Chief Operating Officer, and GIGA’s Chief Financial Officer (chief accounting and financial officer) shall be Lutz P. Henckels, who is currently GIGA’s Chief Financial and Chief Operating Officer.

The Preferred Stock

The GIGA Preferred Stock to be issued to the Company pursuant to the Exchange Transaction shall have an aggregate liquidation preference of $12.87 million; be convertible to GIGA Common Stock at the holder’s option at conversion price of $3.25 per share, subject to potential adjustment; entitle the holders to elect four of GIGA’s directors; and entitle the holders to vote with GIGA Common Stock on an as-converted basis. In addition, for so long as the Company consolidates GIGA’s operations for financial reporting purposes, the prior approval of the holders of the GIGA Preferred Stock would be required for GIGA to incur indebtedness in excess of $1.0 million or $2.5 million the aggregate (excluding indebtedness outstanding at the time of the preferred stock issue first issues) or to complete a merger, acquisition or purchase of assets where the aggregate consideration is valued at more than $1.0 million.

ITEM 7.01	REGULATION FD DISCLOSURE

On December 28, 2021, the Company issued a press release announcing that it has entered into the Agreement with Gresham and GIGA. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

10.1	Share Exchange Agreement dated as of December 27, 2021 by and among Giga-tronics Incorporated, BitNile Holdings, Inc. and Gresham Worldwide, Inc.
99.1	Press Release issued on December 28, 2021.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE HOLDINGS, INC.

Dated: December 28, 2021	/s/ Henry Nisser Henry Nisser President and General Counsel